SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2015

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2015, following approval by the Compensation Committee of the Board of Directors of Walgreens Boots Alliance, Inc. (the “Company”), the Company entered into an employment offer letter with Stefano Pessina, Acting Chief Executive Officer and Executive Vice Chairman, effective January 9, 2015. The letter has no specified term and supersedes and extinguishes all previous employment contracts, arrangements, and agreements between Mr. Pessina and Alliance Boots Management Services MC S.A.M. As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 21, 2015, Mr. Pessina received an equity award in connection with his service as Acting Chief Executive Officer of the Company; as a result, he currently receives no salary from the Company. Other than this award (and the dividend equivalents provided thereby), Mr. Pessina has chosen not to receive any additional awards under the Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan and has chosen not to participate in the Walgreens Boots Alliance, Inc. Management Incentive Plan. Mr. Pessina also receives certain limited benefits in accordance with the Company’s executive compensation program, including security services and travel benefits consistent with his role and status with the Company, and will be covered by the Company’s personal accident and travel insurance benefits. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the offer letter, a copy of which was filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 and is incorporated herein by reference.

Item 8.01. Other Events.

The Company will hold its Annual Meeting of Stockholders on Thursday, May 28, 2015, at 9:00 a.m. Central Time at The Civic Opera House, 20 North Wacker Drive (NW corner of Madison St. and upper Wacker Dr.), Chicago, Illinois.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Offer Letter agreement between Stefano Pessina and Walgreens Boots Alliance, Inc. (incorporated by reference to Exhibit 10.29 to the Walgreens Boots Alliance, Inc. Quarterly Report on Form 10-Q for the quarter ended February 28, 2015 filed with the SEC on April 9, 2015.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: April 13, 2015	By:	/s/ Jan Stern Reed
	Title:	Senior Vice President, General Counsel and Corporate Secretary